EXHIBIT 10.3

                       SECOND AMENDMENT TO LOAN AGREEMENT


      THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT") is made and entered into as of April 26, 1999 by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "BORROWER"); each of the Lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a "LENDER" and, collectively, the "LENDERS"), BANKONE, TEXAS, N.A., as Co-Agent, COMERICA BANK-TEXAS, as Co-Agent, FIRST UNION NATIONAL BANK, as Co-Agent, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association (previously known as Texas Commerce Bank National Association), acting as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

                                    RECITALS

      A. The Borrower, the Lenders and the Agent executed and delivered that certain Loan Agreement dated as of June 4, 1997, which was amended by Amendment to Loan Agreement dated as of August 4, 1998. Said Loan Agreement, as amended, supplemented and restated, is herein called the "LOAN AGREEMENT". Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

      B. The Borrower, the Lenders and the Agent desire to amend the Loan Agreement in certain respects.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent do hereby agree as follows:

      SECTION 1. AMENDMENTS TO LOAN AGREEMENT.

      (a) The reference to "$10,000,000" in SECTION 2.2 of the Loan Agreement is hereby amended to read "$40,000,000" until March 31, 2000 (after which date, the reference shall automatically revert to read "$10,000,000"). No Letter of Credit shall be issued with an expiration date of March 31, 2000 or later if it would cause aggregate Letter of Credit Liabilities under Letters of Credit having an expiration date of March 31, 2000 or later to exceed $10,000,000.

      (b) EXHIBIT A to the Loan Agreement is hereby amended to be identical to EXHIBIT A attached hereto.

      SECTION 2. RATIFICATION. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished
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or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the
Loan Agreement.

      SECTION 3. EXPENSES. The Borrower shall pay to the Agent all reasonable fees and expenses of its respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

      SECTION 4. CERTIFICATIONS. The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred since March 31, 1998, and (b) no uncured Default or uncured Event of Default has occurred and is continuing or will occur as a result of this Amendment.

      SECTION 5. MISCELLANEOUS. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

      THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  REMAINDER OF PAGE LEFT BLANK INTENTIONALLY

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      IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

Exhibit A -- Revised Request for Extension of Credit

                                    CONSOLIDATED GRAPHICS, INC.,
                                    a Texas corporation

                                    By: /s/ JOE R. DAVIS
                                    Name: Joe R. Davis
                                    Title: Chairman and Chief Executive Officer

                                      3
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                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION, as Agent and as a Lender

                                    By:    /s/ JAMES R. DOLPHIN
                                    Name:  James R. Dolphin
                                    Title: Senior Vice President

                                      4
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                                    BANKONE, TEXAS, N.A.,
                                    as Co-Agent and as a Lender

                                    By: /s/ JOHN E. ELAM JR.
                                    Name: John E. Elam Jr.
                                    Title: Vice President

                                      5
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                                    COMERICA BANK-TEXAS,
                                    as Co-Agent and as a Lender

                                    By: /s/ ERIC LUNDQUIST
                                    Name: Eric Lundquist
                                    Title: Vice President

                                    FIRST UNION NATIONAL BANK,
                                    as Co-Agent and as a Lender

                                    By: /s/ GEORGE L. WOOLSEY
                                    Name: George L. Woolsey
                                    Title: Vice President

                                    CIBC, INC.

                                    By: /s/ KATHERINE BASS
                                    Name:  Katherine Bass
                                    Title: Executive Director
                                           CIBC Oppenheimer Corp. As Agent

                                      8
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                                    BANK OF TOKYO-MITSUBISHI, LTD.

                                    By: /s/ JOHN W. MCGHEE
                                    Name: John W. McGhee
                                    Title: V.P & Manager

                                      9
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                                    NATIONSBANK, N.A.

                                    By: /s/ WILLIAM T. GRIFFIN
                                    Name: William T. Griffin
                                    Title: Vice President

                                    SUNTRUST BANK, ATLANTA

                                    By: /s/ STEVEN J. NEWBY
                                    Name: Steven J. Newby
                                    Title: Assistant Vice President

                                    By: /s/ MARY CRAWFORD OWEN
                                    Name: Mary Crawford Owen
                                    Title: Officer

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By: /s/ ROBERT IVOSEVICH
                                    Name: Robert Ivosevich
                                    Title: Senior Vice President

                                      12
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      The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code ss.26.02 set forth above.

                                    EACH SUBSIDIARY OF CONSOLIDATED
                                    GRAPHICS, INC. WHICH IS A PARTY TO ANY
                                    OF THE LOAN DOCUMENTS

                                    By: /s/ JOE R. DAVIS
                                    Name: Joe R. Davis
                                    Title: Chairman and Chief Executive Officer

                          [LETTERHEAD OF THE BORROWER]


                         REQUEST FOR EXTENSION OF CREDIT


                           ________________, 199____


Chase Bank of Texas, National
  Association, as Agent
712 Main Street
Houston, Texas  77002
Attention:  Manager, Diversified Corporate Group


Gentlemen:

      The undersigned hereby certifies that he is the __________________________ of CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "COMPANY"), and that as such he is authorized to execute this Request for Extension of Credit (the "REQUEST") on behalf of the Company pursuant to the Loan Agreement (as it may be amended, supplemented or restated from time to time, the "AGREEMENT") dated as of June 4, 1997, by and among the Company, Chase Bank of Texas, National Association, as Agent, BankOne Texas, N.A., as Co-Agent, and the Lenders therein named. The (check one) [ ] Loan [ ] Letter of Credit being requested hereby is to be in the amount set forth in (b) below and is requested to be made on __________________, which is a Business Day. The undersigned further certifies, represents and warrants that to his knowledge, after due inquiry (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified herein):

      (a) As of the date hereof:

            (1)   The aggregate outstanding amount of Revolving
                  Loan Obligations is:                               $__________

            (2)   The Letter of Credit Liabilities as of the
                  date hereof, before giving effect to the
                  Letter of Credit, if any, requested hereby, is:    $__________




                                    EXHIBIT A
                                to Loan Agreement
                                        1
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            (3)   The aggregate unused Revolving Loan Commitments
                  of all Lenders [$200,000,000 MINUS the amount
                  in (a)(1) above], if positive, is:                 $__________

      (b) If and only if the aggregate unused Revolving Loan Commitments of all Lenders is positive, the Company hereby requests under this Request a Loan or Letter of Credit (as indicated above) in the amount of $____________ (which is no more than the aggregate unused Revolving Loan Commitments of all Lenders).

      (c) If a Letter of Credit is requested hereby, it should be issued for the benefit of ___________________________________ and should have an expiration date of ____________________ (which date is no later than one year from the proposed date of issuance) and any special language to be incorporated into such Letter of Credit is attached hereto. The sum of the face amount of the requested Letter of Credit PLUS ---- the Letter of Credit Liabilities as the date hereof as specified in item 2 above does not exceed (i) until March 31, 2000, $40,000,000 and (ii) thereafter, $10,000,000.

      (d) The representations and warranties made in each Loan Document are true and correct in all material respects on and as of the time of delivery hereof, with the same force and effect as if made on and as of the time of delivery hereof.

      (e) No change in the assets, liabilities, financial condition, business or affairs of the Company or any of the other Obligors has occurred which results in a Material Adverse Effect.

      (f)   No Default or Event of Default has occurred and is continuing.

      Thank you for your attention to this matter.


                                    Very truly yours,


                                    _____________________________________
                                    [SIGNATURE OF AUTHORIZED OFFICER]




                                    EXHIBIT A
                                to Loan Agreement

                                        2